SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): March 22, 2006



                             NORTHTECH CORPORATION
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        Nevada                     333-128822          20-2842514
-------------------------------  ---------------   -------------------
(State or other jurisdiction of   (Commission       (I.R.S. Employer
 incorporation or organization)    File Number)    Identification No.)

                         Suite 421 - 1917 West 4th Avenue
                         Vancouver BC, Canada, V6J 1M7
               ---------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                   604-689-4088
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)

                                   (NONE)
           ------------------------------------------------------
                            FORMER NAME AND ADDRESS















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ITEM  4.01.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 22, 2006, Registrant held a Special Board of Directors'
Meeting and recommended to the stockholders that the Company change accounting firms. The decision to change auditors was approved by the Board of Directors based on the reason that the current accounting firm is located too far from Registrant's business operations and Registrant found it was difficult to get information to and communicate with DeJoya Griffith & Company of Henderson, Nevada, in order to effeciently and effectively prepare and timely file its periodic reports. As a result, on March 22, 2006, Registrant engaged the services of James Stafford, Chartered
Accountants, an independent chartered registered accounting firm, as its principal accountant to audit and review its financial statements. Registrant has not discussed the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the issuer's financial statements with James Stafford, Chartered Accountants and no written or oral advice was provided that was an important factor considered by Registra t in reaching a decision as to accounting, auditing or financial reporting issues in connection with the engagement of James Stafford, Chartered Accountants. Registrant's decision to change auditors was based solely on location and convenience.

DeJoya Griffith & Company's audit report on the financial statements for the period from inception to October 31, 2005 included in our initial Form SB-2 registration statement, and amendments thereto, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. Their audit report dated September 21, 2005 did contain a "going concern" paragraph concerning an uncertainty of the ability of Registrant to survive as a going concern.

There have been no disagreements with DeJoya Griffith & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scopes or procedures which, if not resolved to their satisfaction, would have caused the DeJoya Griffith & Company to make reference to the subject matter in connection with its reports and/or reviews of our consolidated financial statements during the periods reported on by them. None of the reportable events described in Item 304(a)
(1)(iv) of Regulation S-B occurred.

Registrant has provided DeJoya Griffith & Company with a copy of the amended disclosures it is making in response to this item and requested they furnish an updated letter addressed to the Commission stating whether they agree with its statements. A copy of the letter is attached hereto and incorporated herein by this reference as Exhibit 16.1.


ITEM  9.01.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

Exhibit No.    Description
----------     -----------
  16.1	       Updated Letter of former accounting firm

                          Signatures
                          ----------
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  NORTHTECH CORPORATION, Registrant
Date:  March 26, 2006           /s/ Cecelia Pineda
                                  -------------------------------------
                                  By: Cecelia Pineda, President, CEO,
                                  Secretary, Treasurer, CFO, Principal
                                  Accounting Officer and sole Director

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